UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2009
ATHENS BANCSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	1-34534	27-0920126

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

106 Washington Avenue, Athens, Tennessee	37303

(Address of principal executive offices)	(Zip Code)
(423) 745-1111
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective December 4, 2009, Athens Bancshares Corporation (the “Company”) amended and restated its Charter. The Amended and Restated Charter, filed with the Office of the Secretary of State of the State of Tennessee, amends Article IX (Removal of Directors) by reducing the shareholder vote standard contained in Article IX to the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Company. The previous standard was the affirmative vote of at least 80% of the outstanding shares of capital stock of the Company.
     A copy of the Company’s Amended and Restated Charter is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Number	Description

3.1	Amended and Restated Charter of Athens Bancshares Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATHENS BANCSHARES CORPORATION
Date: December 10, 2009	By:	/s/ Jeffrey L. Cunningham
Jeffrey L. Cunningham
President and Chief Executive Officer